                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                               (Amendment No. 1)

                                 CURRENT REPORT

                  Filed Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): December 12, 1997

                  AMERICAN REAL ESTATE INVESTMENT CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


          Maryland                        1-12514                      84-1246585
       (State or Other                  (Commission                   (IRS Employer
       Jurisdiction of                 File Number)                Identification No.)
       Incorporation)

                       620 W. Germantown Pike, Suite 200
                      Plymouth Meeting, Pennsylvania 19462
               (Address of Principal Executive Offices)(Zip Code)

              Registrant's telephone number, including area code:
                                 (610) 834-7950

    The purpose of this filing is to file the updated Item 7 information for the various acquisitions which were originally reported in Current Reports on Form 8-K filed on January 23, 1998, January 9, 1998 and December 22, 1997.

ITEM 5. OTHER EVENTS

        On February 4, 1998, the Registrant announced in a press release attached hereto as Exhibit 99.1 and incorporated herein by reference the signing of definitive agreements to acquire a ten building portfolio totaling approximately 790,000 square feet located in suburban Albany, New York from the Galesi Group for a total purchase price of $58,000,000.

        On February 18, 1998, the Registrant announced in a press release attached hereto as Exhibit 99.2, and incorporated herein by reference, a dividend of $.22 per common share for the fourth quarter of 1997 payable on March 16, 1998 to shareholders of record on March 2, 1998.

        On February 24, 1998, the Registrant announced in a press release attached hereto as Exhibit 99.3, and incorporated herein by reference, the signing of definitive agreements to purchase two industrial distribution complexes totaling 1.1 million square feet for approximately $27 million.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (a) Financial Statements of Businesses Acquired

    The audited statement of revenue and certain operating expenses of 101
       Commerce Drive for the year ended December 31, 1996 and the unaudited statement of revenue and certain operating expenses for the nine months ended September 30, 1997 are included on pages F-23 to F-26. The required audited financial statements for the McBride Portfolio, Penn Square Properties, Inc. and seven industrial properties (100 Oak Hill Road, One Philips Drive, One and Two Tabas Lane, 1057 and 1091 Arnold Road and 1305 Goshen Parkway), were previously reported in the Registrant's Proxy Statement dated November 12, 1997 and are incorporated by reference.

    (b) Pro Forma Financial Information.

    Pro forma financial information which reflects the Registrant's acquisition of the McBride Portfolio, Penn Square Properties, Inc., and the seven industrial properties and 101 Commerce Drive as of and for the nine months ended September 30, 1997 and for the year ended December 31, 1996 are included on pages F-1 to F-22.

    (c) Exhibits

           99.1 Press release dated February 4, 1998

           99.2 Press release dated February 18, 1998

           99.3 Press release dated February 24, 1998

                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          AMERICAN REAL ESTATE INVESTMENT
                                          CORPORATION

Date: February 24, 1998                        By /s/ JEFFREY E. KELTER
                                                  --------------------
                                                  Jeffrey E. Kelter
                                                  President

Date: February 24, 1998                        By: /s/ TIMOTHY E. MCKENNA
                                                  ------------------------
                                                  Timothy E. McKenna
                                                  Treasurer
                                                  (Principal Financial and Accounting
                                                  Officer)

                  AMERICAN REAL ESTATE INVESTMENT CORPORATION

                         INDEX TO FINANCIAL STATEMENTS

I.  UNAUDITED PRO FORMA CONDENSED CONSOLIDATING FINANCIAL STATEMENTS
         -  Pro Forma Condensed Consolidating Balance Sheet as of September 30, 1997........        F-4
         -  Pro Forma Condensed Consolidating Income Statement for the Nine Months Ended
            September 30, 1997 and for the Year Ended December 31, 1996.....................        F-6
         -  Notes to Management's Assumptions to Unaudited Pro Forma Condensed Consolidating
            Financial Information...........................................................       F-10
II. 101 COMMERCE DRIVE
         -  Report of Independent Public Accountants........................................       F-23
         -  Statement of Revenue and Certain Expenses for the Nine Months Ended September
            30, 1997 (unaudited) and for the Year Ended December 31, 1996 (audited).........       F-24
         -  Notes to Statement of Revenue and Certain Expenses..............................       F-25

                  AMERICAN REAL ESTATE INVESTMENT CORPORATION

        UNAUDITED PRO FORMA CONDENSED CONSOLIDATING FINANCIAL STATEMENTS

    The following sets forth the unaudited pro forma condensed consolidating balance sheet of the Company as of September 30, 1997 and the unaudited pro forma condensed consolidating income statements for the nine-month period ended September 30, 1997 and for the year ended December 31, 1996 to give effect to the following transactions as summarized below:

- The McBride Transactions. McBride-Hudson Bay, L.P. ("McBride") contributed to the Operating Partnership interests in certain entities owning real property, certain agreements to acquire properties, and $6,400,000 in cash in exchange for 2,817,048 LP Units and warrants to purchase up to 125,000 LP Units at $11.00 per share, having an aggregate value of approximately $31,000,000. McBride merged Fair Lawn Industrial Park, Inc. ("FLIP") with and into the Company in exchange for 2,001,132 shares of Stock having an aggregate value of approximately $22,000,000.

- The Penn Square Properties, Inc. Transaction. All of the shares of Penn Square Properties, Inc. ("Penn Square") Preferred Stock were contributed to the Operating Partnership in exchange for 363,636 LP Units and warrants to purchase an additional 250,000 LP Units at a price of $11.00 per LP Unit. As a result of the closing of the transactions, the common stock of Penn Square is 40% owned by Jeffrey Kelter, 30% owned by McBride and 30% owned by Hudson Bay. The Operating Partnership owns all of the preferred stock and none of the voting common stock of Penn Square and receives 95% of the economic benefits through its ownership of the Penn Square Preferred Stock. The Operating Partnership accounts for its investment in Penn Square in accordance with the equity method of accounting.

- The Hudson Bay Partners II, L.P., CRA Real Estate Securities and Other Investor Transactions. Hudson Bay Partners II, L.P. ("Hudson Bay") purchased 1,454,545 shares of Stock for $16,000,000 and contributed an additional $2,000,000 to McBride which, in turn, contributed these funds to the Operating Partnership in exchange for 181,819 LP Units. Hudson Bay received a warrant to purchase 300,000 shares of Stock at an exercise price of $11 per share. CRA Real Estate Securities ("CRA") invested $5,000,000 in the Company for 454,546 shares of Stock and Robert Branson, a director of the Company, invested $600,000 for 54,545 shares of Stock.

- The Acquisition Properties Transactions. The Company acquired McBride's rights under various agreements to acquire seven properties which total 1,250,000 square feet for an aggregate consideration, including transaction costs, of approximately $39,000,000. These acquisitions were consummated subsequent to the December 12, 1997 closing of the transactions noted above and consisted of the following:

    - One Philips Drive and 100 Oak Hill Road, located in Mountain Top, Pennsylvania, a 400,000 square foot warehouse/distribution center which is 100% net leased to Phillips through 2007 and a 106,000 square foot warehouse which is 100% leased to Dana Perfumes through 2001.

                  AMERICAN REAL ESTATE INVESTMENT CORPORATION

    - One and Two Tabas Lane, located in Exton, Pennsylvania, two 150,000 square foot warehouse/ distribution facilities which are 100% net leased by International Envelope and Alstrip through 2007 and 2011, respectively.

    - 1305 Goshen Parkway, located in West Chester, Pennsylvania, a 90,000 square foot warehouse and distribution facility which is 100% leased to Yves Rocher, Inc. through 2000

    - 1057 and 1091 Arnold Road, located in Reading, Pennsylvania, a 219,000 square foot warehouse/ distribution center which is 100% net leased to Premium Beverage Packers, Inc. through 2000 and a 135,000 square foot warehouse/distribution center 100% net leased to the Glidden Company through 2001

- 101 Commerce Drive Transaction. On January 9, 1998, the Company acquired this 597,000 square foot warehouse/distribution center located in Mechanicsburg, Pennsylvania and 100% net leased to Hershey Foods Corporation through 2012 for $26,335,000 including transaction costs.

- Sale of Americana Lakewood Apartments. On January 9, 1998, the Company consummated the sale of a 300 unit multi-family residential property known as Americana Lakewood Apartments located in the metropolitan Denver area for a gross sales price of $15,066,000. In addition, since December 1996, the Company has sold three other directly owned and one indirectly owned multi-family residential properties (Timberleaf, Sedona, International and Emerald Point). The pro forma effects of these property sales are shown and discussed in further detail in the accompanying unaudited pro forma condensed consolidating financial information and notes thereto.

    All of the above acquisition transactions were accounted for using the purchase method of accounting.

    As a result of the above transactions, the Company owns 56% of the Operating Partnership and consolidates the Operating Partnership. As general partner of the Operating Partnership, the Company controls all operating decisions including but not limited to the ability to acquire and dispose of assets, refinance existing debt, incur additional indebtedness and admit additional limited partners to the Operating Partnership.

                  AMERICAN REAL ESTATE INVESTMENT CORPORATION

    The following table presents the ownership of the Company's Stock, immediately after the consummation of the transactions discussed above.

                                                                       COMMON
                                                         OWNERSHIP   SHARES (2)
                                                        -----------  ----------
Existing Shares/Units at September 30, 1997...........        21.4%   1,131,010
Additional Shares to executive officers(1)............         3.3%     171,266
McBride Shares/Units..................................        38.0%   2,001,132
Hudson Bay Shares/Units...............................        27.6%   1,454,545
CRA and Other Investor Shares/Units...................         9.7%     509,091
                                                             -----   ----------  -------------
                                                             100.0%   5,267,044    9,416,552(3)
                                                             -----   ----------  -------------
                                                             -----   ----------  -------------

------------------------

(1) Represents shares issued to certain executives as consideration for the termination of their employment and consulting agreements and the buyout of their options in connection with the transactions.

(2) Common shares before any conversion of LP Units

(3) Common shares upon conversion of all outstanding LP Units

    The accompanying pro forma condensed consolidating financial information is presented as if the transactions described above had been consummated on September 30, 1997 for balance sheet purposes and on January 1, 1996 for purposes of the income statements. This unaudited pro forma condensed consolidating financial information should be read in conjunction with the historical financial statements of the Company, for the year ended December 31, 1996 and the quarter ended September 30, 1997, as previously reported in the Company's 1996 Annual Report on Form 10-KSB and Quarterly Report on Form 10-QSB for the quarter ended September 30 1997, which are incorporated by reference, and Penn Square Properties, Inc. and the combined statements of revenue and certain expenses of McBride Portfolio, Moran Acquisition Properties (which includes 100 Oak Hill Road and One Philips Drive ), Loew Acquisition Properties (which includes One and Two Tabas Lane and 1305 Goshen Parkway ) and Northfield Acquisition Properties (which includes 1057 and 1091 Arnold Road ) and the related notes thereto which are incorporated by reference from the Company's Proxy Statement dated November 12, 1997. The statement of revenue and certain expenses and related notes thereto of 101 Commerce Drive are included herein.

    The pro forma condensed consolidating financial information is unaudited and is not necessarily indicative of what the actual financial position or results of operations of the Company would have been had the transactions discussed above been consummated as of the dates indicated, nor does it purport to represent the future financial position and the results of operations of the Company. In management's opinion, the unaudited interim financial statements include all normal recurring adjustments necessary for a fair presentation of the financial statements. All adjustments necessary to reflect the effects of the transactions have been made.

                  AMERICAN REAL ESTATE INVESTMENT CORPORATION

   PRO FORMA CONDENSED CONSOLIDATING BALANCE SHEET--AS OF SEPTEMBER 30, 1997

                           (UNAUDITED--IN THOUSANDS)

                                                                 THE             SALE OF             THE
                                                               COMPANY          AMERICANA         COMPANY,        MCBRIDE
                                                              HISTORICAL      LAKEWOOD (A)       AS ADJUSTED   PORTFOLIO (B)
                                                              ----------   -------------------   -----------   -------------
                           ASSETS
INVESTMENTS IN REAL ESTATE, NET.............................  $  28,842          $(7,730)          $21,112       $89,600
INVESTMENT IN DIRECT FINANCING LEASE........................                                                       2,000
INVESTMENT IN MANAGEMENT COMPANY............................
                                                              ----------         -------         -----------     -------
                                                                 28,842           (7,730)           21,112        91,600
CASH AND CASH EQUIVALENTS...................................      8,246            4,433            12,679           360
RESTRICTED CASH.............................................        545             (159)              386
OTHER ASSETS, net...........................................      2,104             (154)            1,950
                                                              ----------         -------         -----------     -------
  Total assets..............................................  $  39,737          $(3,610)          $36,127       $91,960
                                                              ----------         -------         -----------     -------
                                                              ----------         -------         -----------     -------

                                                                      PENN             THE            OTHER            THE
                                                                     SQUARE        ACQUISITION      PRO FORMA        COMPANY
                                                                 PROPERTIES (C)   PROPERTIES (D)   ADJUSTMENTS      PRO FORMA
                                                                 --------------   --------------   -----------      ---------

                           ASSETS
INVESTMENTS IN REAL ESTATE, NET.............................        $                $65,556         $3,400 (E)     $179,668
INVESTMENT IN DIRECT FINANCING LEASE........................                                                           2,000
INVESTMENT IN MANAGEMENT COMPANY............................         4,000                                             4,000
                                                                 -----------       -----------     -----------    -----------
                                                                     4,000            65,556          3,400          185,668
CASH AND CASH EQUIVALENTS...................................                         (25,783)        21,600 (G)       11,890
                                                                                                     (4,200)(E)
                                                                                                       (500)(F)
                                                                                                      8,400 (H)
                                                                                                       (666)(I)
RESTRICTED CASH.............................................                                                             386
OTHER ASSETS, net...........................................                                            500(F)         2,450
                                                                 -----------       -----------     -----------    -----------
  Total assets..............................................        $4,000           $39,773        $28,534         $200,394
                                                                 -----------       -----------     -----------    -----------
                                                                 -----------       -----------     -----------    -----------


                                     (continued)
                                        F-4

                  AMERICAN REAL ESTATE INVESTMENT CORPORATION

   PRO FORMA CONDENSED CONSOLIDATING BALANCE SHEET--AS OF SEPTEMBER 30, 1997

                           (UNAUDITED--IN THOUSANDS)


                                                                THE              SALE OF            THE
                                                              COMPANY           AMERICANA         COMPANY,          MCBRIDE
                                                             HISTORICAL        LAKEWOOD (A)      AS ADJUSTED     PORTFOLIO (B)
                                                             ----------        ------------      -----------     -------------

               LIABILITIES AND STOCKHOLDERS'
                           EQUITY
MORTGAGE NOTES PAYABLE......................................  $  26,430         $(10,128)         $16,302        $45,000
ACCRUED EXPENSES ANDOTHER LIABILITIES.......................      1,920             (212)           1,708            360
                                                              ----------         -------         -----------      ------
                                                                 28,350          (10,340)          18,010         45,360
MINORITY INTEREST...........................................      4,573            2,961            7,534         24,600
STOCKHOLDERS' EQUITY:
  Common stock..............................................          1                                 1
  Additional paid-in capital................................      5,438                             5,438         22,000
Stock warrants..............................................
  Cumulative net income.....................................      4,731            3,769            8,500
  Cumulative dividends......................................     (3,356)                           (3,356)
                                                              ----------         -------         -----------      ------
  Total stockholders' equity................................      6,814            3,769           10,583         22,000
                                                              ----------         -------         -----------      ------
  Total liabilities, minority interest, and stockholders'
    equity..................................................  $  39,737          $(3,610)          $36,127        $91,960
                                                              ----------         ---------       -----------    --------
                                                              ----------         ---------       -----------    --------


                                                                PENN                THE            OTHER           THE
                                                               SQUARE           ACQUISITION      PRO FORMA       COMPANY
                                                            PROPERTIES (C)     PROPERTIES (D)   ADJUSTMENTS     PRO FORMA
                                                            --------------     --------------   -----------     ---------

               LIABILITIES AND STOCKHOLDERS'
                           EQUITY
MORTGAGE NOTES PAYABLE......................................  $                  $39,773           $             $101,075
ACCRUED EXPENSES ANDOTHER LIABILITIES.......................                                          2,534 (I)     4,602
                                                              ----------         ---------       -----------    --------
                                                                                  39,773              2,534       105,677
MINORITY INTEREST...........................................      4,000                               8,400 (H)    41,674
                                                                                                     (2,860)(J)
STOCKHOLDERS' EQUITY:
  Common stock..............................................                                              4 (G)         5
                                                                                                       (800)(E)
  Additional paid-in capital................................                                                       50,794
                                                                                                     21,296 (G)
                                                                                                      2,860 (J)
Stock warrants..............................................                                            300 (G)       300

  Cumulative net income.....................................                                         (3,200)(I)    5,300
  Cumulative dividends......................................                                                      (3,356)
                                                              ----------         ---------       -----------    --------
  Total stockholders' equity................................                                         20,460       53,043
                                                              ----------         ---------       -----------    --------
  Total liabilities, minority interest, and stockholders'
    equity..................................................     $4,000          $39,773            $28,534     $200,394
                                                              ----------         ---------       -----------    --------
                                                              ----------         ---------       -----------    --------


The accompanying notes and management's assumptions are an integral part of this statement.

                  AMERICAN REAL ESTATE INVESTMENT CORPORATION

               PRO FORMA CONDENSED CONSOLIDATING INCOME STATEMENT

                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997

           (UNAUDITED--IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

                                                                 THE              LESS:              THE
                                                               COMPANY         PROPERTIES         COMPANY,        MCBRIDE
                                                              HISTORICAL        SOLD (A)         AS ADJUSTED   PORTFOLIO (B)
                                                              ----------   -------------------   -----------   -------------
REVENUE:
  Minimum rent..............................................  $   5,560          $(3,045)          $2,515         $7,350
  Tenant reimbursements.....................................                                        --               547
  Other income..............................................        270                               270            320
                                                              ----------         -------         -----------      ------
    Total revenue...........................................      5,830           (3,045)           2,785          8,217
OPERATING EXPENSES:
  Repairs and maintenance...................................        364             (157)             207            511
  Property taxes............................................        259             (132)             127            407
  Property management fees..................................        198             (111)              87            107
  Utilities.................................................        535             (350)             185            400
  Payroll...................................................        455             (309)             146         --
  Other property operations.................................        538             (476)              62             52
  General and administrative................................        510              --               510            839
  Interest..................................................      2,403           (1,519)             884          2,602(f)
  Depreciation and amortization.............................        769             (328)             441          1,536(g)
                                                              ----------         -------         -----------      ------
    Total operating expenses................................      6,031           (3,382)           2,649          6,454

                                                                      PENN             THE            OTHER            THE
                                                                     SQUARE        ACQUISITION      PRO FORMA        COMPANY
                                                                 PROPERTIES (C)   PROPERTIES (D)   ADJUSTMENTS      PRO FORMA
                                                                 --------------   --------------   -----------      ---------

REVENUE:
  Minimum rent..............................................         $                $5,367         $               $15,232
  Tenant reimbursements.....................................                             403                             950
  Other income..............................................                               7                             597
                                                                      -----            ------       -----------      -------
     Total revenue...........................................                           5,777                         16,779
OPERATING EXPENSES:
  Repairs and maintenance...................................                             186                             904
  Property taxes............................................                             343                             877
  Property management fees..................................                                          (107)(h)            87
  Utilities.................................................                                                             585
  Payroll...................................................                                                             146
  Other property operations.................................                              61                             175
  General and administrative................................                                           (839)(h)          510
  Interest..................................................                           2,213             37 (e)        5,736
  Depreciation and amortization.............................                           1,125                           3,102
                                                                     -----            ------       -----------       -------
    Total operating expenses................................        --                 3,928           (909)          12,122


                                          (continued)
                                              F-6

                  AMERICAN REAL ESTATE INVESTMENT CORPORATION

               PRO FORMA CONDENSED CONSOLIDATING INCOME STATEMENT

                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997

           (UNAUDITED--IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)


                                                                 THE              LESS:              THE
                                                               COMPANY         PROPERTIES         COMPANY,        MCBRIDE
                                                              HISTORICAL        SOLD (A)         AS ADJUSTED   PORTFOLIO (B)
                                                              ----------   -------------------   -----------   -------------
EQUITY IN EARNINGS FROM INVESTMENT IN PARTNERSHIP AND
  MANAGEMENT COMPANY........................................        436             (436)           --            --
MINORITY INTEREST...........................................     (1,987)           1,987
GAINS ON SALES OF PROPERTY..................................      4,608           (4,608)
                                                              ----------         -------         -----------      ------
NET INCOME (LOSS)...........................................  $   2,856          $(2,720)          $  136         $1,763
                                                              ----------         -------         -----------      ------
                                                              ----------         -------         -----------      ------
PRIMARY EARNINGS PER SHARE..................................  $    2.54
                                                              ----------
                                                              ----------
FULLY DILUTED EARNINGS PER SHARE............................  $    2.54
                                                              ----------
                                                              ----------
WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING...............  1,125,828
                                                              ----------
                                                              ----------


                                                                  PENN               THE             OTHER            THE
                                                                 SQUARE          ACQUISITION       PRO FORMA        COMPANY
                                                              PROPERTIES (C)    PROPERTIES (D)    ADJUSTMENTS      PRO FORMA
                                                              --------------    --------------    -----------      ---------
EQUITY IN EARNINGS FROM INVESTMENT IN PARTNERSHIP AND
  MANAGEMENT COMPANY........................................          (378)            --            --              (378)
MINORITY INTEREST...........................................                                       (1,883)(i)      (1,883)
GAINS ON SALES OF PROPERTY..................................                                                           --
                                                                     -----            ------       -----------      ---------
NET INCOME (LOSS)...........................................         $(378)           $1,849        $(974)        $ 2,396
                                                                     -----            ------       -----------      ---------
                                                                     -----            ------       -----------      ---------

PRIMARY EARNINGS PER SHARE..................................                                                      $   .46
                                                                                                                    ---------
                                                                                                                    ---------
WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING...............                                                        5,267,044
                                                                                                                    ---------
                                                                                                                    ---------


The accompanying notes and management's assumptions are an integral part of this statement.

                  AMERICAN REAL ESTATE INVESTMENT CORPORATION

               PRO FORMA CONDENSED CONSOLIDATING INCOME STATEMENT

                      FOR THE YEAR ENDED DECEMBER 31, 1996

           (UNAUDITED--IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

                                                                 THE              LESS:              THE
                                                               COMPANY         PROPERTIES         COMPANY,        MCBRIDE
                                                              HISTORICAL         SOLD(A)         AS ADJUSTED   PORTFOLIO(B)
                                                              ----------   -------------------   -----------   -------------
REVENUE:
 Minimum rent...............................................  $   9,943          $(6,654)          $3,289         $10,001
 Tenant reimbursements......................................                                                          724
 Other income...............................................        297                               297             514
                                                              ----------         -------         -----------       ------
    Total revenue...........................................     10,240           (6,654)           3,586          11,239

OPERATING EXPENSES:
 Repairs and maintenance....................................        708             (411)             297             961
 Property taxes.............................................        417             (238)             179           1,121
 Property management fees...................................        353             (236)             117             161
 Utilities..................................................      1,034             (814)             220             595
 Payroll....................................................        893             (684)             209
 Other property operations..................................      1,005             (808)             197             282
 General and administrative.................................        515               --              515           1,348
 Interest...................................................      3,897           (2,764)           1,133           3,470(f)
 Depreciation and amortization..............................      1,306             (739)             567           2,048(g)
                                                              ----------         -------         -----------       ------
    Total operating expenses................................     10,128           (6,694)           3,434           9,986


                                                                      PENN             THE            OTHER            THE
                                                                     SQUARE        ACQUISITION      PRO FORMA        COMPANY
                                                                 PROPERTIES(C)    PROPERTIES(D)    ADJUSTMENTS      PRO FORMA
                                                                 --------------   --------------   -----------      ---------
REVENUE:
 Minimum rent...............................................         $                $6,637         $               $19,927
 Tenant reimbursements......................................                             393                           1,117
 Other income...............................................                               6                             817
                                                                     -----            ------                        ---------
    Total revenue...........................................            --             7,036                          21,861
OPERATING EXPENSES:
 Repairs and maintenance....................................                             351                           1,609
 Property taxes.............................................                             318                           1,618
 Property management fees...................................                                               (161)(h)      117
 Utilities..................................................                                                             815
 Payroll....................................................                                                             209
 Other property operations..................................                              84                             563
 General and administrative.................................                                             (1,348)(h)      515
 Interest...................................................                           2,951                 50 (e)    7,604
 Depreciation and amortization..............................                           1,500                           4,115

                                                                     -----            ------          ----------     ---------

  Total operating expenses..................................            --             5,204             (1,459)      17,165


                                               (continued)
                                                  F-8

                  AMERICAN REAL ESTATE INVESTMENT CORPORATION

               PRO FORMA CONDENSED CONSOLIDATING INCOME STATEMENT

                      FOR THE YEAR ENDED DECEMBER 31, 1996

           (UNAUDITED--IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)



                                                                     THE               LESS:             THE
                                                                   COMPANY           PROPERTIES        COMPANY,        MCBRIDE
                                                                  HISTORICAL           SOLD(A)       AS ADJUSTED    PORTFOLIO (B)
                                                                 ------------        ----------      -----------    -------------
EQUITY IN EARNINGS FROM INVESTMENT IN PARTNERSHIP AND
  MANAGEMENT COMPANY........................................           570              (570)
MINORITY INTEREST...........................................        (1,364)            1,364

GAINS ON SALES OF PROPERTY..................................         1,786            (1,786)
                                                                     -----            ------          ----------     ---------

NET INCOME (LOSS)...........................................     $   1,104              (952)               152         $1,253
                                                                 ----------           -------         -----------    ---------
                                                                 ----------           -------         -----------    ---------

PRIMARY EARNINGS (LOSS) PER SHARE...........................     $    1.00
                                                                 ----------
FULLY DILUTED EARNINGS (LOSS) PER SHARE.....................     $    1.00
                                                                 ----------
                                                                 ----------

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING...............     1,106,379
                                                                 ----------
                                                                 ----------


                                                                     PENN              THE               OTHER            THE
                                                                    SQUARE         ACQUISITION         PRO FORMA        COMPANY
                                                                 PROPERTIES(C)    PROPERTIES(D)       ADJUSTMENTS      PRO FORMA
                                                                 -------------    -------------       -----------      ---------
EQUITY IN EARNINGS FROM INVESTMENT IN PARTNERSHIP AND
  MANAGEMENT COMPANY........................................          (363)                                             (363)

MINORITY INTEREST...........................................                                             (1,907)(i)   (1,907)

GAINS ON SALES OF PROPERTY..................................
                                                                 ----------           -------         -----------    ---------
NET INCOME (LOSS)...........................................         $(363)           $1,832         $     (448)     $ 2,426
                                                                 ----------           -------         -----------    ---------
                                                                 ----------           -------         -----------    ---------

PRIMARY EARNINGS (LOSS) PER SHARE...........................                                                         $   .46
                                                                                                                     ---------
                                                                                                                     ---------
WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING...............                                                        5,267,044
                                                                                                                     ---------
                                                                                                                     ---------


The accompanying notes and management's assumptions are an integral part of this statement.

                  AMERICAN REAL ESTATE INVESTMENT CORPORATION

            NOTES TO MANAGEMENT'S ASSUMPTIONS TO UNAUDITED PRO FORMA

                     CONDENSED CONSOLIDATING BALANCE SHEET

(A) Sale of Americana Lakewood

    Americana Lakewood was sold on January 9, 1998 for the net cash proceeds shown below:

    Gross selling price...........................................................  $  15,066
    Less: Mortgage note paid-off at closing.......................................    (10,006)
      Transaction costs and other closing
        Prorations................................................................       (545)
                                                                                    ---------
                                                                                    ---------
    Net cash proceeds to the Company..............................................  $   4,515
                                                                                    ---------

(B) Adjustment to the acquisition of the McBride Portfolio:

    Total purchase price, including mortgage
      notes payable assumed of $45,000,000.........................................    $91,600
    Less: Other net assets acquired at fair value
      Investment in direct financing lease.........................................      2,000
      Cash.........................................................................        360
      Accrued expenses and other liabilities.......................................      (360)
                                                                                     ---------
    Purchase price allocated to real estate........................................    $89,600
                                                                                     ---------
                                                                                     ---------

    The $91,600,000 purchase price, which included the assumption of $45,000,000 of mortgage notes payable, consists of 2,001,132 shares of Stock ($.001 par value per share) as consideration for the FLIP merger (approximately $22,000,000) and 2,235,231 LP Units (approximately $24,600,000) valued at $11 per share/LP Unit as consideration for the contribution by McBride of ownership interests in various partnerships and corporations which own properties.

                  AMERICAN REAL ESTATE INVESTMENT CORPORATION

            NOTES TO MANAGEMENT'S ASSUMPTIONS TO UNAUDITED PRO FORMA

                CONDENSED CONSOLIDATING BALANCE SHEET (CONTINUED)

(C) Acquisition of Penn Square Properties, Inc. ("Penn Square"):

                                                              PENN SQUARE      ASSETS AND
                                                              HISTORICAL     LIABILITIES NOT                 PENN SQUARE
                                                                  (1)         ACQUIRED (2)      OTHER(3)      PRO FORMA
                                                             -------------  -----------------  -----------  -------------
                          ASSETS
PROPERTY AND EQUIPMENT.....................................    $     119        $               $             $     119
                                                                  ------              ---             ---   -------------
                                                                     119                                            119
LESS- ACCUMULATED DEPRECIATION.............................          (97)                                           (97)
                                                                  ------              ---             ---   -------------
                                                                      22                                             22
CASH AND CASH EQUIVALENTS..................................           65                               11            76
ACCOUNTS RECEIVABLE........................................          195                                            195
OTHER ASSETS, NET..........................................            3                                              3
                                                                  ------              ---             ---   -------------
      TOTAL ASSETS.........................................    $     285        $               $      11     $     296
                                                                  ------              ---             ---   -------------
                                                                  ------              ---             ---   -------------
           LIABILITIES AND SHAREHOLDERS' DEFICIT
LIABILITIES:
  MORTGAGE NOTES PAYABLE...................................    $       6        $               $             $       6
  OTHER NOTES PAYABLE......................................           93              (93)                           --
  ACCRUED EXPENSES AND OTHER LIABILITIES...................          290                                            290
                                                                  ------              ---             ---   -------------
      TOTAL LIABILITIES....................................          389              (93)                          296
SHAREHOLDERS' DEFICIT:
  COMMON STOCK.............................................            1                                              1
  TREASURY STOCK...........................................         (132)                                          (132)
  ADDITIONAL PAID-IN CAPITAL...............................            1               93              11           105
  CUMULATIVE NET INCOME....................................           26                                             26
                                                                  ------              ---             ---   -------------
      TOTAL SHAREHOLDERS' EQUITY...........................         (104)              93              11            --
                                                                  ------              ---             ---   -------------
      TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY...........    $     285        $      --       $      11     $     296
                                                                  ------              ---             ---   -------------
                                                                  ------              ---             ---   -------------
OPERATING PARTNERSHIP'S INVESTMENT IN PENN SQUARE(4).......                                                   $   4,000
                                                                                                            -------------

(Footnotes explanations appear on the following page)

                  AMERICAN REAL ESTATE INVESTMENT CORPORATION

            NOTES TO MANAGEMENT'S ASSUMPTIONS TO UNAUDITED PRO FORMA

                CONDENSED CONSOLIDATING BALANCE SHEET (CONTINUED)

Footnotes to Penn Square:

(1) To reflect the historical cost basis of the assets and liabilities of Penn Square.

(2) To eliminate assets not contributed and liabilities not assumed.

(3) Represents additional cash contribution required by the Penn Square shareholder to satisfy minimum working capital requirements at the closing date.

(4) The Operating Partnership accounts for its investment in the Penn Square Preferred Stock using the equity method of accounting. The excess of purchase price paid for Penn Square over the fair value of the net assets acquired will be amortized against the Operating Partnership's share of Penn Square's income over 25 years.

                  AMERICAN REAL ESTATE INVESTMENT CORPORATION

            NOTES TO MANAGEMENT'S ASSUMPTIONS TO UNAUDITED PRO FORMA

                CONDENSED CONSOLIDATING BALANCE SHEET (CONTINUED)

(D) Acquisition of the Moran, Loew, Northfield Acquisition Properties and 101 Commerce Drive(the "Acquisition Properties"):

                                                                            NORTHFIELD    101 COMMERCE
                                                    MORAN (1)   LOEW (2)        (3)         DRIVE(4)       TOTAL
                                                   -----------  ---------  -------------  -------------  ---------
                     ASSETS
INVESTMENTS IN REAL ESTATE:
  LAND:..........................................   $   2,798   $   3,068    $   1,978      $   5,267    $  13,111
  BUILDINGS AND IMPROVEMENTS:....................      11,191      12,270        7,916         21,068       52,445
                                                   -----------  ---------  -------------  -------------  ---------
                                                       13,989      15,338        9,894         26,335       65,556
                                                   -----------  ---------  -------------  -------------  ---------
      TOTAL ASSETS...............................   $  13,989   $  15,338    $   9,894      $  26,335    $  65,556
                                                   -----------  ---------  -------------  -------------  ---------
                                                   -----------  ---------  -------------  -------------  ---------
                   LIABILITIES
MORTGAGE NOTES PAYABLE...........................   $   8,655   $  10,618    $   3,500      $  17,000    $  39,773
                                                   -----------  ---------  -------------  -------------  ---------
      TOTAL LIABILITIES..........................       8,655      10,618        3,500         17,000       39,773
                                                   -----------  ---------  -------------  -------------  ---------
NET CASH PURCHASE PRICE..........................   $   5,334   $   4,720    $   6,394      $   9,335    $  25,783
                                                   -----------  ---------  -------------  -------------  ---------
                                                   -----------  ---------  -------------  -------------  ---------

------------------------

Footnotes to Acquisition Properties:

(1) To record the acquisition of the Moran Acquisition Properties (100 Oak Hill Road and One Philips Drive) for a total consideration of $13,989,000 consisting of $8,655,000 of mortgage notes payable and $5,334,000 in cash payments.

(2) To record the acquisition of the Loew Acquisition Properties (One and Two Tabas Lane and 1305 Goshen Parkway) for a total consideration of $15,338,000 consisting of $10,618,000 of mortgage notes payable assumed and $4,720,000 in cash payments.

(3) To record the acquisition of the Northfield Acquisition Properties (1057 and 1091 Arnold Drive) for a total consideration of $9,894,000 consisting of $3,500,000 of mortgage debt and $6,394,000 in cash payments.

(4) To record the acquisition of the 101 Commerce Drive for a total consideration of $26,335,000 consisting of $17,000,000 of mortgage notes payable and $9,335,000 in cash payments.

                  AMERICAN REAL ESTATE INVESTMENT CORPORATION

            NOTES TO MANAGEMENT'S ASSUMPTIONS TO UNAUDITED PRO FORMA

                CONDENSED CONSOLIDATING BALANCE SHEET (CONTINUED)

(E) To allocate $4,200,000 of transaction costs as follows:

    - $3,400,000 to the McBride Portfolio and the Acquisition Properties, and

    - $800,000 to equity as the cost of issuing the Stock purchased by Hudson Bay and the other investors.

(F) To record the $500,000 of financing costs incurred relating to the $45,000,000 Nomura refinancing of the McBride Portfolio debt.

(G) To record the following investments aggregating $21,600,000 in the Company's
    Stock:

    - $16,000,000 investment by Hudson Bay in consideration for the issuance of 1,454,545 shares of Stock ($.001 par value) at $11 per common share and a warrant for 300,000 shares of Stock at a fair value of $1.00 per share. The warrant is exercisable at $11.00 per share and was valued at $300,000 based upon a modified Black Scholes calculation.

    - Investment by CRA ($5,000,000) and Robert Branson ($600,000) in the Stock of the Company in consideration for the issuance of 454,546 and 54,545 shares, respectively.

(H) To record the $8,400,000 in cash contributed by McBride to the Operating Partnership in exchange for the issuance of 763,636 LP Units.

(I) To record an accrual of $3,200,000 of compensation expense for: (i) the termination of the employment and consulting agreements with certain executive officers of the Company (Messrs. Zucker, Burger and Mulvihill) for 41,817 shares of Stock at $14.81, the share price on December 12, 1997, the date transactions closed, ($620,000) and (ii) the purchase of the outstanding options held by certain executive officers and others for $666,000 in cash payments and 129,449 shares of Stock valued at $14.81 ($1,914,000). These amounts will be expensed in the fourth quarter operating results of the Company.

(J) To reflect the Company's 56% interest in the net equity of the Operating Partnership as a result of the transactions.

                  AMERICAN REAL ESTATE INVESTMENT CORPORATION

                 NOTES TO MANAGEMENT'S ASSUMPTIONS TO UNAUDITED

               PRO FORMA CONDENSED CONSOLIDATING INCOME STATEMENT

(a) To reflect the elimination of the income statement impact for the nine months ended September 30, 1997 and the year ended December 31, 1996 for the multi-family residential properties which were sold subsequent to January 1, 1996. The combined results for these properties are shown as follows:

    For the nine months ended September 30, 1997:

                                                                                          EMERALD     AMERICANA
                                                               TIMBERLEAF     SEDONA      POINTE      LAKEWOOD      TOTAL
                                                              -------------  ---------  -----------  -----------  ---------
Revenue.....................................................    $     363    $   1,048   $      --    $   1,634   $   3,045
Operating expenses:
  Repairs and maintenance...................................           29           86          --           42         157
  Property taxes............................................            9           48          --           75         132
  Property management fees..................................           12           35          --           64         111
  Utilities.................................................           90          181          --           79         350
  Payroll...................................................           33          140          --          136         309
  Other property operations.................................           63          131          --          282         476
  Interest..................................................           91          312         446          670       1,519
  Depreciation..............................................           45          162         (49)         170         328
                                                                    -----    ---------       -----   -----------  ---------

      Total operating expenses..............................          372        1,095         397        1,518       3,382

Equity in earnings from investment in partnership...........           --           --         436           --         436

Minority interest...........................................           --       (1,987)         --           --      (1,987)

Gains on sales of property..................................          403        3,453         752           --       4,608
                                                                    -----    ---------       -----   -----------  ---------

Net income..................................................    $     394    $   1,419   $     791          116   $   2,720
                                                                    -----    ---------       -----   -----------  ---------
                                                                    -----    ---------       -----   -----------  ---------

For the year ended December 31, 1996:

                                                                           EMERALD                    AMERICANA
                                                TIMBERLEAF     SEDONA      POINTE     INTERNATIONAL   LAKEWOOD      TOTAL
                                               -------------  ---------  -----------  -------------  -----------  ---------
REVENUE......................................    $   2,212    $   1,654   $      --     $     746     $   2,042   $   6,654
OPERATING EXPENSES-
  REPAIRS AND MAINTENANCE....................          164          127          --            67            53         411
  PROPERTY TAXES.............................           57           57          --            27            97         238
  PROPERTY MANAGEMENT FEES...................           74           56          --            25            81         236
  UTILITIES..................................          372          212          --           116           114         814
  PAYROLL....................................          235          168          --            99           182         684
  OTHER PROPERTY OPERATIONS..................          307          214          --           121           166         808
  INTEREST...................................          593          415         591           158         1,007       2,764
  DEPRECIATION AND AMORTIZATION..............          252          219         (61)          112           217         739
                                                    ------    ---------  -----------  -------------  -----------  ---------
      TOTAL OPERATING EXPENSES...............        2,054        1,468         530           725         1,917       6,694
  EQUITY IN EARNINGS FROM INVESTMENT IN
     PARTNERSHIP.............................           --           --         570            --            --         570
MINORITY INTEREST............................                                              (1,364)           --      (1,364)
GAINS ON SALES OF PROPERTY...................           --           --          --         1,786            --       1,786
                                                    ------    ---------  -----------  -------------  -----------  ---------
  NET INCOME.................................    $     158    $     186   $      40     $     443     $     125   $     952
                                                    ------    ---------  -----------  -------------  -----------  ---------
                                                    ------    ---------  -----------  -------------  -----------  ---------

                  AMERICAN REAL ESTATE INVESTMENT CORPORATION

                 NOTES TO MANAGEMENT'S ASSUMPTIONS TO UNAUDITED

         PRO FORMA CONDENSED CONSOLIDATING INCOME STATEMENT (CONTINUED)

    On February 28, 1997, the Company sold the 450-unit apartment complex known as the Timberleaf Apartments, which was constructed in 1972 and is located in Aurora, Colorado. The gross selling price for this property was approximately $9.1 million. On August 29, 1997, the Company sold the Sedona Apartments, a 276-unit apartment complex constructed in 1971 and located in Denver, Colorado. The property had been acquired by the Company upon its organization as a REIT in 1993. The selling price for the property was $9.2 million.

    On September 26, 1997, the Company sold its 50% general partner interest in Emerald Vista Associates, L.P., which owns the 456-unit apartment complex known as the Emerald Pointe Apartments located in San Diego County, California. The selling price for the general partnership interest was $2 million.

    On January 9, 1998, the Company consummated the sale of a 300 unit multi-family residential property known as Americana Lakewood Apartments located in the metropolitan Denver area for a gross sales price of $15,066,000.

    The pro forma effects of these property sales are shown above for the nine-month period ended September 30, 1997, and the year ended December 31, 1996.

                  AMERICAN REAL ESTATE INVESTMENT CORPORATION

                 NOTES TO MANAGEMENT'S ASSUMPTIONS TO UNAUDITED

         PRO FORMA CONDENSED CONSOLIDATING INCOME STATEMENT (CONTINUED)


    (b) Reflects the historical results of the McBride Portfolio.

    (c) Penn Square

    For the nine months ended September 30, 1997

                                                                         PENN SQUARE     PRO FORMA  PENN SQUARE
                                                                          HISTORICAL    ADJUSTMENTS  PRO FORMA
                                                                         -------------  ----------- -----------
Revenue.................................................................    $   1,856     $             $   1,856
                                                                               ------    -----------       ------
Operating expenses:
  Compensation and benefits.............................................        1,715           240(2)      1,955
  Other.................................................................          179                         179
                                                                               ------    -----------       ------
    Total operating expenses............................................        1,894           240         2,134
                                                                               ------    -----------       ------
Pre-tax loss............................................................          (38)         (240)         (278)
Provision for income taxes..............................................                                       --
                                                                               ------    -----------       ------
    Net loss............................................................    $     (38)    $    (240)         (278)
                                                                               ------    -----------
                                                                               ------    -----------
Amortization of excess purchase price over net assets acquired recorded
  in consolidation (1)..................................................                                      120
                                                                                                           ------
                                                                                                           ------
Net loss, as adjusted...................................................                                $    (398)
                                                                                                           ------
                                                                                                           ------
Operating Partnership's share of net loss of Penn Square (95%)..........                                $    (378)
                                                                                                           ------
                                                                                                           ------

------------------------

Footnotes to Acquisition of Penn Square:

(Footnote explanations appear on the following page)

                  AMERICAN REAL ESTATE INVESTMENT CORPORATION

                 NOTES TO MANAGEMENT'S ASSUMPTIONS TO UNAUDITED

         PRO FORMA CONDENSED CONSOLIDATING INCOME STATEMENT (CONTINUED)

For the year ended December 31, 1996

                                                                           PENN SQUARE    PRO FORMA    PENN SQUARE
                                                                           HISTORICAL    ADJUSTMENTS    PRO FORMA
                                                                          -------------  -----------  -------------
Revenues................................................................    $   3,089     $             $   3,089
                                                                               ------    -----------       ------
Operating expenses:
  Compensation and benefits.............................................        2,769         300(2)        3,069
  Other.................................................................          243                         243
                                                                               ------    -----------       ------
    Total operating expenses............................................        3,012           300         3,312
                                                                               ------    -----------       ------
Pre-tax income..........................................................           77          (300)         (223)
Provision for income taxes..............................................                                       --
                                                                               ------    -----------       ------
Net income..............................................................    $      77     $    (300)         (223)
                                                                               ------    -----------
                                                                               ------    -----------
Amortization of excess purchase price over net assets acquired recorded
  in consolidation (1)..................................................                                      160
                                                                                                           ------
Net loss, as adjusted...................................................                                $    (383)
                                                                                                           ------
                                                                                                           ------
Operating Partnership's share of net loss of Penn Square (95%)..........                                $    (363)
                                                                                                           ------
                                                                                                           ------

------------------------

Footnotes to Acquisition of Penn Square:

(1) To record the amortization of excess purchase price over net assets acquired over 25 years.

(2) To reflect the additional payroll costs associated with the management of the McBride Portfolio and the Acquisition Properties

                  AMERICAN REAL ESTATE INVESTMENT CORPORATION

                 NOTES TO MANAGEMENT'S ASSUMPTIONS TO UNAUDITED

         PRO FORMA CONDENSED CONSOLIDATING INCOME STATEMENT (CONTINUED)

(d) Acquisition Properties

    For the nine months ended September 30, 1997

                                                                                                    101
                                                                                                 COMMERCE      PRO FORMA
                                                            MORAN       LOEW      NORTHFIELD       DRIVE      ADJUSTMENTS
                                                         -----------  ---------  -------------  -----------  -------------
REVENUE:
  Minimum rent.........................................   $   1,158   $   1,278    $     840     $   2,091     $
  Operating reimbursements.............................         112         180          111            --
  Other income.........................................                       4                          3
                                                         -----------  ---------        -----    -----------       ------
    Total revenue......................................       1,270       1,462          951         2,094            --
OPERATING EXPENSES:
  Maintenance and other operating expenses.............                      56          130
  Real estate taxes....................................         109         140           94
  Insurance............................................           4          12           45
  Depreciation and amortization........................                                                            1,125(1)
  Mortgage and bankloan interest.......................                                                            2,213(2)
                                                         -----------  ---------        -----    -----------       ------
    Total operating expenses...........................         113         208          269                       3,338
                                                         -----------  ---------        -----    -----------       ------
    Net income.........................................   $   1,157   $   1,254    $     682     $   2,094     $  (3,338)
                                                         -----------  ---------        -----    -----------       ------
                                                         -----------  ---------        -----    -----------       ------

                                                          ACQUISITION
                                                           PRO FORMA
                                                          PROPERTIES
                                                         -------------
REVENUE:
  Minimum rent.........................................    $   5,367
  Operating reimbursements.............................          403
  Other income.........................................            7
                                                              ------
    Total revenue......................................        5,777
OPERATING EXPENSES:
  Maintenance and other operating expenses.............          186
  Real estate taxes....................................          343
  Insurance............................................           61
  Depreciation and amortization........................        1,125
  Mortgage and bankloan interest.......................        2,213
                                                              ------
    Total operating expenses...........................        3,928
                                                              ------
    Net income.........................................    $   1,849
                                                              ------
                                                              ------

------------------------

Footnotes to Acquisition Properties: (Footnotes explanations appear on the following page)

                  AMERICAN REAL ESTATE INVESTMENT CORPORATION

                 NOTES TO MANAGEMENT'S ASSUMPTIONS TO UNAUDITED

         PRO FORMA CONDENSED CONSOLIDATING INCOME STATEMENT (CONTINUED)

For the year ended December 31, 1996

                                                                                                    101
                                                                                                 COMMERCE      PRO FORMA
                                                            MORAN       LOEW      NORTHFIELD       DRIVE      ADJUSTMENTS
                                                         -----------  ---------  -------------  -----------  -------------
REVENUE:
  Minimum rent.........................................   $   1,219   $   1,774    $     710     $   2,934     $
  Operating reimbursements.............................         136         236           21
  Other income.........................................                                                  6
                                                         -----------  ---------        -----    -----------       ------
      Total revenue....................................       1,355       2,010          731         2,940
OPERATING EXPENSES:
  Maintenance and other operating expenses.............                     124          227
  Real estate taxes....................................         145         173
  Insurance............................................           6          17           61
  Depreciation and amortization........................                                                            1,500(1)
  Interest.............................................                                                            2,951(2)
                                                         -----------  ---------        -----    -----------       ------
    Total operating expenses...........................         151         314          288            --         4,451
                                                         -----------  ---------        -----    -----------       ------
    Net income.........................................   $   1,204   $   1,696    $     443     $   2,940     $  (4,451)
                                                         -----------  ---------        -----    -----------       ------
                                                         -----------  ---------        -----    -----------       ------

                                                          ACQUISITION
                                                          PROPERTIES
                                                           PRO FORMA
                                                         -------------
REVENUE:
  Minimum rent.........................................    $   6,637
  Operating reimbursements.............................          393
  Other income.........................................            6
                                                              ------
      Total revenue....................................        7,036
OPERATING EXPENSES:
  Maintenance and other operating expenses.............          351
  Real estate taxes....................................          318
  Insurance............................................           84
  Depreciation and amortization........................        1,500
  Interest.............................................        2,951
                                                              ------
    Total operating expenses...........................        5,204
                                                              ------
    Net income.........................................    $   1,832
                                                              ------
                                                              ------

------------------------

Footnotes to Acquisition Properties:

(1) To record depreciation on assets acquired and transaction costs capitalized over a useful life of 35 years.

(2) To record interest expense on mortgage indebtedness as follows:

                                                       MORTGAGE     INTEREST
                                                        AMOUNT      RATE (%)
                                                      -----------  -----------
Moran.....................................             $   1,155     7.38
                                                           7,500     7.03
Loew......................................                 2,875     8.25
                                                           4,385     8.50
                                                           3,358     8.50
Northfield................................                 3,500     7.25
101 Commerce Drive........................                17,000     7.03
                                                       ---------
                                                       $  39,773
                                                       ---------
                                                       ---------

                  AMERICAN REAL ESTATE INVESTMENT CORPORATION

                 NOTES TO MANAGEMENT'S ASSUMPTIONS TO UNAUDITED

         PRO FORMA CONDENSED CONSOLIDATING INCOME STATEMENT (CONTINUED)

                                                                                      FOR THE YEAR  FOR THE NINE
                                                                                         ENDED      MONTHS ENDED
                                                                                      DECEMBER 31,  SEPTEMBER 30,
                                                                                          1996          1997
                                                                                      ------------  -------------
(e) To record amortization of $500,000 of deferred financing costs related to the
  refinancing of the McBride Portfolio debt with Nomura over a ten-year term           $   50,000    $    37,000

(f) To record interest expense on the $45,000,000 of assumed McBride Portfolio debt
  with Nomura at 7.71%                                                                  3,470,000      2,602,000

(g) To record depreciation expense related to the McBride Portfolio real estate assets over a useful life of 35 years, assuming an allocation of $17,920,000 (20%)
  to land cost                                                                          2,048,000      1,536,000

(h) To eliminate non-recurring McBride general and administrative costs which will not be incurred as a result of the future operations of the McBride Portfolio by the Company
      --property management fees                                                          161,000        107,000
      --general and administrative expenses                                             1,348,000        839,000


                  AMERICAN REAL ESTATE INVESTMENT CORPORATION

                 NOTES TO MANAGEMENT'S ASSUMPTIONS TO UNAUDITED

         PRO FORMA CONDENSED CONSOLIDATING INCOME STATEMENT (CONTINUED)

    (i) To adjust the minority interest's share of income in the Operating Partnership. As a result of the consummation of the transactions described herein, the Company owns 56% of the Operating Partnership. The adjustments to record the income effect of the minority interest share for the periods ended December 31, 1996 and September 30, 1997 in the proforma income statements were computed as follows:

                                                                       FOR THE YEAR ENDED     FOR THE NINE MONTHS
                                                                          DECEMBER 31,        ENDED SEPTEMBER 30,
                                                                              1996                   1997
                                                                       -------------------  -----------------------
Company Income before Minority Interest..............................       $     152              $     136
McBride Portfolio....................................................           1,253                  1,763
Penn Square..........................................................            (363)                  (378)
Acquisition Properties...............................................           1,832                  1,849
                                                                               ------                 ------
                                                                                2,874                  3,370
Impact of Pro Forma Adjustments......................................           1,459                    909
                                                                               ------                 ------
Total Income.........................................................           4,333                  4,279
Minority Share.......................................................              44%                    44%
                                                                               ------                 ------
Adjustment...........................................................       $   1,907              $   1,883
                                                                               ------                 ------
                                                                               ------                 ------

                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To the Shareholders of
American Real Estate Investment Corporation:

We have audited the statement of revenue and certain expenses of 101 Commerce Drive for the year ended December 31, 1996. This financial statement is the responsibility of the Property's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a current report on Form 8-K/A of American Real Estate Investment Corporation, as described in Note 1, and is not intended to be a complete presentation of the Property's revenue and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenue and certain expenses of 101 Commerce Drive for the year ended December 31, 1996, in conformity with generally accepted accounting principles.

                                          /s/ Arthur Andersen LLP

Philadelphia, Pa.,
February 13, 1998

                               101 COMMERCE DRIVE
               STATEMENT OF REVENUE AND CERTAIN EXPENSES (NOTE 1)
                      FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                                       SEPTEMBER 30  DECEMBER 31
                                                                                           1997          1996
                                                                                       ------------  ------------
                                                                                       (UNAUDITED)
REVENUE
  Minimum rent (Note 2)..............................................................   $2,091,000    $2,934,000
  Other income.......................................................................        3,000         6,000
                                                                                       ------------  ------------
EXCESS OF REVENUE OVER CERTAIN EXPENSES..............................................   $2,094,000    $2,940,000
                                                                                       ------------  ------------
                                                                                       ------------  ------------

   The accompanying notes are an integral part of these financial statements.

                               101 COMMERCE DRIVE
               NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES
                               DECEMBER 31, 1996

1. BASIS OF PRESENTATION:

The statement of revenue and certain expenses reflects the operations of 101 Commerce Drive (the "Property"), located in Mechanicsburg, Pennsylvania. The Property was acquired by American Real Estate Investment Corporation (the "Company") from Cumberland Valley Associates in January, 1998. The Property has an aggregate net rentable area of approximately 597,000 square feet (100% leased as of December 31, 1996). This statement of revenue and certain expenses is to be included in the Company's Current Report on Form 8-K/A, as the above described transaction has been deemed significant pursuant to the rules and regulations of the Securities and Exchange Commission.

The accounting records of the Property are maintained on an accrual basis. Adjusting entries have been made to present the accompanying financial statements in accordance with generally accepted accounting principles. The accompanying financial statements exclude certain expenses such as interest, depreciation and amortization, and other costs not directly related to the future operations of the Property.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. The ultimate results could differ from those estimates.

The statement of revenue for the nine months ended September 30, 1997 is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal recurring adjustments) necessary for the fair presentation of the statement of revenue and certain expenses for the interim period have been included. The results of the interim period are not necessarily indicative of the results for the full year.

2. OPERATING LEASE:

Hershey Chocolate, U.S.A. occupies 100% of the Property and pays all operating expenses directly under the terms of it's lease. As a result, no operating expenses are reflected in the accompanying financial statement.

The Property is leased to the tenant under an operating lease, which was amended and revised in December 1997. The new lease expires December 31, 2012. Future minimum rentals under the amended noncancelable operating lease are as follows:

1998  ...................................................        $2,376,458
1999  ...................................................         2,376,458
2000  ...................................................         2,376,458
2001  ...................................................         2,376,458
2002  ...................................................         2,376,458
Thereafter ..............................................        25,806,662


3. SUBSEQUENT EVENT

On January 9, 1998, the Company consummated the acquisition of this property from Cumberland Valley Associates for a gross sales price of $15,066,000.